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                                                                 Exhibit 10.61

                               SILICON VALLEY BANK

                           AMENDMENT TO LOAN AGREEMENT

BORROWER:         ALPHA MICROSYSTEMS
ADDRESS:          2722 SOUTH FAIRVIEW STREET
                  SANTA ANA, CALIFORNIA  92704

DATED:            OCTOBER 11, 1997

         THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above (the "Borrower").

         The Parties agree to amend the Loan and Security Agreement between them (the "Loan Agreement") dated July 10, 1995, as amended from time to time, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

         1. MODIFICATION TO MATURITY DATE. The Maturity Date as set forth in the Schedule to the Loan Agreement is hereby amended to be "October 10, 1998".

         2. FEE. Borrower shall pay to Silicon a facility fee in the amount of $15,000 in connection with this Amendment, which shall be in addition to all interest payable under the Loan Agreement and all other amounts due thereunder, and which shall not be refundable.

         3. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

         4. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

BORROWER:                                   SILICON:

ALPHA MICROSYSTEMS                          SILICON VALLEY BANK

BY                                          BY
   --------------------------------               -----------------------------
        PRESIDENT OR VICE PRESIDENT         TITLE
                                                  -----------------------------

BY
   --------------------------------
       SECRETARY OR ASS'T SECRETARY